SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): FEBRUARY 27, 1998

                                IVAX CORPORATION

                  4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137

                                  305-575-6000

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

Incorporated under the laws of the     Commission File Number     I.R.S. Employer Identification Number

         STATE OF FLORIDA                      1-09623                       16-1003559
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ITEM 5.           OTHER EVENTS.

         On February 27, 1998, IVAX Corporation issued a press release announcing that its 1998 annual meeting of shareholders will be held on June 5, 1998 and that any shareholder proposals intended to be presented at the meeting must be received by IVAX no later than April 1, 1998. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1   Press Release of IVAX Corporation dated February 27,
                         1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      IVAX CORPORATION


                                      \S\ ARMANDO A. TABERNILLA
                                      -------------------------
                                      Armando A. Tabernilla
                                      Senior Vice President and General Counsel

Date:    February 27, 1998

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                                 EXHIBIT INDEX


Exhibit                                     Description
-------                                     -----------
99.1                  Press Release of IVAX Corporation dated February 27, 1998